EXHIBIT 99(a)





                              NMR OF AMERICA, INC.
                               430 Mountain Avenue
                          Murray Hill, New Jersey 07974


                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

                 Annual Meeting of Stockholders -- September 14, 1995


     The undersigned, as stockholder of NMR of America, Inc. (the "Company"), hereby appoints Joseph G. Dasti and John P. O'Malley III, and each of them, with full power of substitution, the true and lawful proxies and attorneys-in-fact of the undersigned to vote, as designated below, the number of shares of Common Stock of the Company which the undersigned would be entitled to vote, as fully and with the same effect as the undersigned might do if personally present, at the Annual Meeting of Stockholders of the Company to be held at the Madison Hotel, One Convent Road and Route 124, Morristown, New Jersey, on September 14, 1995 at 9:00 a.m., New York City Time, and any adjournments thereof, on the following matters as set forth in the Joint Proxy Statement and Notice dated August 11, 1995:

(1) PROPOSAL TO ADOPT THE MERGER AGREEMENT (THE "MERGER AGREEMENT"), DATED AS OF APRIL 11, 1995, BY AND AMONG THE COMPANY, NMR SUB, INC., AND MORGAN MEDICAL HOLDINGS, INC. ("MORGAN") (ITEM NO. 1 IN THE JOINT PROXY STATEMENT).

          [ ] FOR        [ ] AGAINST         [ ] ABSTAIN


(2) ELECTION OF DIRECTORS OF THE COMPANY (ITEM NO. 2 IN THE JOINT PROXY STATEMENT).

     (TO BE GIVEN EFFECT ONLY IF THE MERGER AGREEMENT IS NOT APPROVED BY THE STOCKHOLDERS OF THE COMPANY OR THE SHAREHOLDERS OF MORGAN OR IF THE MERGER, AS DEFINED THEREIN, IS NOT OTHERWISE CONSUMMATED)

     [ ]  FOR all nominees listed       [ ]  WITHHOLD AUTHORITY to
          below, except as marked to         vote for all nominees
          the contrary:                      listed below

NOMINEES:      Joseph G. Dasti
               Donald W. Arthur
               David L. Bloom
               John A. Faraone
               Joseph T. Zappala

[INSTRUCTIONS:    To  withhold authority  to  vote  for  any of  the  individual nominees, PRINT that nominee(s) name on the line below]
          -----

________________________________________________________________


(3) PROPOSAL TO AMEND THE NMR 1986 INCENTIVE STOCK OPTION AND NON- STATUTORY OPTION PLAN (THE "AMENDMENT") (ITEM NO. 3 IN THE JOINT PROXY STATEMENT).

          [ ] FOR        [ ] AGAINST         [ ] ABSTAIN


(4) IN THE DISCRETION OF SUCH PROXIES, UPON ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING.


     ITEM NO. (4) IN THE JOINT PROXY STATEMENT IS FOR MORGAN SHAREHOLDERS ONLY, AND IS NOT TO BE VOTED UPON BY THE STOCKHOLDERS OF THE COMPANY AND IS NOT INCLUDED AS PART OF THIS PROXY.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ADOPTION OF THE MERGER AGREEMENT, FOR THE ELECTION OF THE NOMINEES TO THE BOARD OF DIRECTORS IDENTIFIED ABOVE AND FOR THE APPROVAL OF THE AMENDMENT, AND, IN THE DISCRETION OF THE PROXIES NAMED, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

     This Proxy is revocable at any time, and the undersigned reserves the right to attend the Annual Meeting and vote in person. The undersigned hereby revokes any proxy heretofore given in respect of the shares of the Company.

DATED: ____________, 1995


                                                       _________________________
                                                       Signature*


                                                       _________________________
                                                       Signature*

CORRECT ADDRESS IF NECESSARY

* NOTE: Please sign exactly as name(s) appear on your Stock Certificate. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If more than one name is shown, as in the case of joint tenancy, each party must sign. If a corporation, please sign in full corporate name by the president or other authorized officer.

THE BOARD OF DIRECTORS URGES THAT YOU FILL IN, SIGN AND DATE THIS PROXY AND
RETURN IT  PROMPTLY  BY MAIL  IN  THE ENCLOSED  ENVELOPE.   NO  POSTAGE  IS
NECESSARY IF MAILED IN THE UNITED STATES.

                         MORGAN MEDICAL HOLDINGS, INC.

                     101 East Kennedy Boulevard, Suite 1010
                              Tampa, Florida  33602

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

                 Annual Meeting of Shareholders -- September 14, 1995

     The undersigned, as shareholder of Morgan Medical Holdings, Inc. (the "Company"), hereby appoints J. Mark Strong and Sandra G. Garrison, and each of them, with full power of substitution, the true and lawful proxies and attorneys-in-fact of the undersigned to vote, as designated below, the number of shares of Common Stock of the Company which the undersigned would be entitled to vote, as fully and with the same effect as the undersigned might do if personally present, at the Annual Meeting of Shareholders of the Company to be held at the Madison Hotel, One Convent Road and Route 124, Morristown, New Jersey, on September 14, 1995 at 11:00 a.m., New York City Time, and any adjournments thereof, on the following matters as set forth in the Joint Proxy Statement and Notice dated August 11, 1995:

(1) PROPOSAL TO ADOPT THE MERGER AGREEMENT (THE "MERGER AGREEMENT"), DATED AS OF APRIL 11, 1995, BY AND AMONG NMR OF AMERICA, INC. ("NMR"), NMR SUB, INC., AND THE COMPANY (ITEM NO. 1 IN THE JOINT PROXY STATEMENT).

          [ ] FOR        [ ] AGAINST         [ ] ABSTAIN


(2) ELECTION OF DIRECTORS OF THE COMPANY (ITEM NO. 4 IN THE JOINT PROXY STATEMENT).

     (TO BE GIVEN EFFECT ONLY IF THE MERGER AGREEMENT IS NOT APPROVED BY THE SHAREHOLDERS OF THE COMPANY OR THE STOCKHOLDERS OF NMR OR IF THE MERGER, AS DEFINED THEREIN, IS NOT OTHERWISE CONSUMMATED)

     [ ]  FOR all nominees listed       [ ]  WITHHOLD AUTHORITY to
          below, except as marked to         vote for all nominees
          the contrary:                      listed below

NOMINEES:      J. Mark Strong
               Thomas Acey, Jr.
               James E. Cooke
               Sandra G. Garrison
               Robert T. Hamilton

[INSTRUCTIONS:    To withhold  authority  to  vote  for  any of  the  individual nominees, PRINT that nominee(s) name on the line below]
          -----

________________________________________________________________

(3) IN THE DISCRETION OF SUCH PROXIES, UPON ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING.


     ITEM NOS. (2) AND (3) IN THE JOINT PROXY STATEMENT ARE FOR NMR STOCKHOLDERS ONLY, AND ARE NOT TO BE VOTED UPON BY THE SHAREHOLDERS OF THE COMPANY AND ARE NOT INCLUDED AS PART OF THIS PROXY.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ADOPTION OF THE MERGER AGREEMENT AND FOR THE ELECTION OF THE NOMINEES TO THE BOARD OF DIRECTORS IDENTIFIED ABOVE, AND, IN THE DISCRETION OF THE PROXIES NAMED, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

     This Proxy is revocable at any time, and the undersigned reserves the right to attend the Annual Meeting and vote in person. The undersigned hereby revokes any proxy heretofore given in respect of the shares of the Company.

DATED: ____________, 1995


                                                       _________________________
                                                       Signature*


                                                       _________________________
                                                       Signature*

CORRECT ADDRESS IF NECESSARY

* NOTE: Please sign exactly as name(s) appear on your Stock Certificate. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If more than one name is shown, as in the case of joint tenancy, each party must sign. If a corporation, please sign in full corporate name by the president or other authorized officer.

     THE BOARD OF DIRECTORS URGES THAT YOU FILL IN, SIGN AND DATE THIS PROXY AND
     RETURN  IT PROMPTLY  BY  MAIL IN  THE  ENCLOSED ENVELOPE.    NO POSTAGE  IS
     NECESSARY IF MAILED IN THE UNITED STATES.